Exhibit 10.12

Certain information has been excluded from this agreement (indicated by “[***]”) because such information is both not material and the type that the registrant treats as private or confidential.

- MANUFACTURING AGREEMENT -

-------

✓ BETWEEN THE UNDERSIGNED:

ABIVAX, a French limited liability company (société anonyme) with share capital of EUR 97,020.89, with its registered office at 5 Rue de la Baume, 75008 Paris, France, registered in the Trade and Companies Register of Paris under No. 799 363 718, represented by Mr Hartmut Ehrlich, its Chief Executive Officer,

Hereinafter referred to as “ABIVAX”

AND

Delpharm [***], a French simplified joint-stock company (société par actions simplifiée) with share capital of EUR [***],

represented by Mr Sébastien Aguettant, duly authorised for the effects involved herein,

Hereinafter referred to as “DELPHARM”

ABIVAX and DELPHARM may also be referred to hereinafter individually as a “Party” and collectively as the “Parties”

PREAMBLE

ABIVAX is a company specialising in both the research and development and the marketing of proprietary pharmaceutical products for human use.

DELPHARM is a company specialising in the manufacturing for other companies of pharmaceutical products for human use and, to this end, has the human and industrial resources required for the said production.

ABIVAX holds the rights to a proprietary pharmaceutical product currently in the clinical development stage and wishes to entrust DELPHARM with the production of batches of this product required to carry out clinical studies thereon.

DELPHARM is interested in carrying out this manufacturing.

The Parties have therefore agreed the terms and conditions under which DELPHARM will proceed with the production of the said proprietary pharmaceutical product for ABIVAX with a view to the performance of clinical trials.

CHAPTER I - PURPOSE AND DEFINITION

✓ ARTICLE 1 – PURPOSE OF THE AGREEMENT

ABIVAX hereby confers on DELPHARM, who duly accepts it, [***] the Production of the Products listed in Annex 1 in accordance with the conditions of this Agreement. [***].

DELPHARM will produce the Products [***] at the Production Site.

✓ ARTICLE 2 - DEFINITIONS

2.1.	“Packing and Packaging Items” or “PPI“ mean all primary and secondary packaging and packaging items, referred to in the Quality Agreement.

2.2.

“Good Manufacturing Practices” or “GMPs” mean (i) good pharmaceutical manufacturing practices from France, Europe and the United States applicable to the Production of the Products concerned at the date of the signing of the Agreement (in particular the GMPs resulting from the decision of 29/12/2015 of the ANSM [French pharmaceutical standards agency] published in the French government gazette [JO] of 20/01/16; EU Directive 2005/28/EC; the rules set out in the US Code of Federal Regulations [CFR] No. 21 Parts 201 and 211; and the applicable International Council for Harmonisation [ICH] regulations [Q9 and Q10]) as well as their possible modifications during the term of the Agreement; as well as (ii) the specific rules applicable to Products intended for countries outside the European Union or the United States, subject to ABIVAX informing and communicating to DELPHARM the specific rules applicable to countries concerned outside the European Union and/or the United States, if any, it being understood between the Parties that DELPHARM will not be liable for non-compliance of the Product resulting from non-respect of the specific legislation or modifications outside the European Union or the United States of which it has not been informed or which has not been communicated to it by ABIVAX.

2.3	“Agreement” means this manufacturing agreement, including the Annexes.

2.4.

“Quality Agreement” or “Quality Technical Agreement” mean the document signed by the Parties concomitantly to this Agreement defining the Product specifications, quality requirements, pharmaceutical responsibilities, control methods, the respective obligations of the Parties and the procedures necessary for the Production of the Products in compliance with the Good Manufacturing Practices attached to this Agreement (Annex 3).

2.5.	“Excipients” mean raw materials other than the Active Ingredients, as defined in the Quality Technical Agreement for the Products.

2.6.	“Production” means all the pharmaceutical operations entrusted to DELPHARM as listed below and described in greater detail in the Quality Agreement.

•	Receipt, identification, release and storage of the Active Ingredients.

•	Purchases, receipt, control, release and storage of the Excipients, PPI and other components.

•	Production of the Products.

•	Packaging and storage of the Products.

•	Release of the Products.

•	Delivery of the Products.

•	Creation of the sample library.

•	Before the Production operations: writing of the batch file and computer graphics and updating of the proofs of all the printed elements.

•

After the Production operations: the performance of stability studies in accordance with the Quality Agreement, the annual review of the Products, and the archiving of data according to the legislation and/or regulations in force.

•	The provision free of charge of a full copy of the batch file at the request of ABIVAX.

2.7. “Release” means the issue of the batch release certificate by DELPHARM’s Head Pharmacist.

2.8.	“Delivery” means the operation to provide the Products as defined in the Incoterm [***].

2.9.	“Producer’s Materials” mean the materials provided by DELPHARM (specifically the Excipients and PPI) and listed in the Quality Agreement.

2.10.	“Head Pharmacist” means the “Qualified Person” fulfilling the provisions of Article R 5124-36 of the French Public Health Code and Article 48 (modified) of EU Directive 2001/83 EC.

2.11.	“Active Ingredients” mean the active ingredients as defined in the Quality Technical Agreement provided by ABIVAX.

2.12.	“Product” means the products which are completed, packed and packaged (with the exception of secondary packaging) and released, as listed in Annex 1 and defined in the Quality Agreement.

2.13.	“Proposal” means the offer made by DELPHARM and forming Annex 2 of the Agreement.

2.14.	“Production Site” means [***].

CHAPTER II - GENERAL CONDITIONS

✓ ARTICLE 3 – PRODUCTION STANDARDS

3.1 DELPHARM agrees to produce the Products at the Production Site for the duration of the Agreement, by complying rigorously with:

•	the Quality Agreement;

•	Good Manufacturing Practices (GMPs);

and by applying the most appropriate techniques and methods to the Production of the Products.

3.2. The Parties are required to [***]. This clause will also apply in the event of a decrease in Production costs.

3.3. DELPHARM warrants that it holds all the necessary authorisations issued by the competent pharmaceutical authorities for the Production of the Products it uses and has appointed a Head Pharmacist for Production, including for the pharmaceutical release of the Products, in accordance with current legislation and regulations.

3.4. [***].

✓ ARTICLE 4 – PHARMACEUTICAL AUDIT

ABIVAX is authorised to perform a pharmaceutical audit on the Production Site, premises, installations, materials, and products, and to examine the batch files relating to the Product to ensure the proper execution of the Agreement [***], unless there is a specific issue (such as a non-compliant batch, non-compliance with GMPs, etc.).

The pharmaceutical audit must take place during standard business hours [***]. However, it will not be obligatory to comply with this period of advance notice in the event of a serious problem concerning the Production of the Product, particularly in the case of a batch that does not comply with the Quality Technical Agreement.

✓ Article 5 - INFORMATION

ABIVAX will provide DELPHARM with any useful information allowing it to complete its Production tasks in accordance with the requirements of GMPs and Quality Control.

In addition, the Parties will exchange any information necessary for the good execution of the Agreement.

✓ ARTICLE 6 – SUPPLY OF THE ACTIVE INGREDIENTS, PRODUCER’S MATERIALS AND PPI

6.1.	ABIVAX shall ensure, at its expense and risk, the supply of Active Ingredients to DELPHARM [***].

[***].

DELPHARM shall, [***], ensure the Active Ingredients during the handling and storage period against all risks of fire, theft, water damage or any other cause which may cause their alteration or partial or total destruction. [***].

The Active Ingredients must be clearly identified as belonging to ABIVAX and stored by DELPHARM in conditions so as to ensure their good conservation in accordance with GMPs and, where applicable, the Quality Agreement.

6.2.	[***].

✓ ARTICLE 7 - CONTROL

DELPHARM will carry out the control [***], according to the provisions of the Quality Agreement.

✓ ARTICLE 8 – DEFECTIVE LOT - DELAY

8.1.

DELPHARM agrees to inform the person appointed by ABIVAX [***] in the event of any non-compliance with the Quality Technical Agreement (or another defect making the Product unsuitable for use) following controls it has carried out on the finished Product in accordance with the Quality Agreement.

8.2. The damaging consequences of losses arising from defective production batches will be borne:

8.2.1.	By ABIVAX if [***].

[***].

8.2.2.	By DELPHARM in the event [***].

8.2.3.	In the event that the Parties are unable to determine, or cannot agree on, the cause of the non-compliance or the respective liability of the Parties, [***].

In the event that the liability of the third party cannot be definitively determined, the costs of the defective batch will be distributed as follows:

ABIVAX will be responsible for [***].

DELPHARM will be responsible for [***].

8.3.	[***].

8.4.	The decision by either ABIVAX or DELPHARM to incur additional costs in order to decide on a question of compliance, will require the prior written agreement of the other Party.

8.5.

Before any destruction of non-compliant or defective Products, ABIVAX agrees to examine with DELPHARM any reprocessing options likely to avoid this destruction. In any case, reprocessing may only be carried out subject to (i) a formal commitment from DELPHARM concerning the positive outcome of the reprocessing, thus allowing the use of the reprocessed Product for the purpose of its planned use, and (ii) prior agreement from ABIVAX. Reprocessing costs [***].

✓ ARTICLE 9 - LIABILITY

9.1.	ABIVAX will be solely liable for damage suffered by DELPHARM or third parties resulting directly and exclusively from [***].

9.2.	However, DELPHARM will be fully liable for any damage that ABIVAX or third parties may suffer [***].

DELPHARM’s obligations, as set out in this Article 9, will continue beyond the end of this Agreement and will expire, for each damage event related to a Produced Product under this Agreement, on the expiry date of the Product concerned.

9.3.	DELPHARM’s liability under this Agreement is limited, [***].

[***].

[***]. DELPHARM Agrees to maintain the cover amount in its insurance policy at least at the same level for the duration of the Agreement, and beyond that until the expiry date of all batches of the Product Produced by DELPHARM.

9.4.

Neither of the Parties to this Agreement may be held liable by the other Party on the basis of damage resulting from non-compliance with its obligations under this Agreement, when the said damage is immaterial and indirect damage (i.e., loss of profit, loss of opportunity, damage to image or reputation, etc.).

9.5.

In the event that the damage suffered by one of the Parties can be repaired in whole or in part, the Party entitled to claim compensation under this Agreement is bound (i) to allow the other Party to repair and thus limit the damage suffered, and (ii) once the damage suffered has been determined, to take all reasonable measures at its disposal to limit the extent of the said damage.

✓ ARTICLE 10 - PRICE

10.1.	The sale price of the Product (i.e., including the Producer’s Materials and DELPHARM’s services), as provided by DELPHARM under the terms of the Agreement, is defined in Annex 2 [***].

10.2.	Indexing:

10.2.1.	[***].

10.2.2.	DELPHARM services:

The price of the services provided by DELPHARM may be revised [***]. This revision will depend on [***].

[***].

10.2.3.	The revised sale price of the Product [***].

10.3. Payment conditions

DELPHARM will prepare an invoice on the Release date of a Product batch. Each invoice will be payable within [***]. Payment will be made by transfer to the bank account specified on the corresponding invoice.

✓ ARTICLE 11 - RETURN

[***].

✓ ARTICLE 12 - ORDER - DELIVERY - INVOICING

12.1.	In order to allow DELPHARM to establish an accurate workload schedule and thus meet the needs of ABIVAX, the latter will provide forecasts f[***].

[***].

[***].

More generally, in case of any unexpected difficulties, DELPHARM will notify ABIVAX as soon as possible.

Forecasts are indicative and do not constitute a firm purchase commitment by ABIVAX.

[***].

12.2.	DELPHARM will deliver the Products [***].

[***].

12.3.

If/when applicable, DELPHARM will provide ABIVAX with technical drawings (dimensional drawings) for each printed packaging item with the technical specifications (varnish reserves, article code, pharmaceutical binary code, technical areas for variable information, etc.).

ABIVAX will provide a document (with text adapted to the plan) to DELPHARM for each printed packaging item.

DELPHARM will adapt this document to the material and produce a new document for approval by ABIVAX. ABIVAX will validate this document. After it has been signed and dated, it will become a “ready-for-press” proof specific to each printed packaging item.

For each supply, DELPHARM will make sure that the items delivered are exactly identical to the “ready-for-press” proof.

In the event of any modification, the sections above shall apply, and so the previous “ready-for-press” proof will need to be cancelled, replaced and archived under the responsibility of DELPHARM. [***].

Any residual stocks of packaging items will be destroyed [***].

✓ ARTICLE 13 - STORAGE

Any storage of the finished Products [***].

✓ARTICLE 14 – PROPERTY RIGHTS

The use by DELPHARM of brands, models and names, logos, distinctive signs or other elements of industrial, literary or artistic property which are owned by DELPHARM and will be placed on the Products can only take place for the benefit of ABIVAX and will be strictly limited to that which is necessary for the execution of the obligations arising from this Agreement by DELPHARM.

It is specified that the production method and process developed by DELPHARM for the Production of the Product are the property of ABIVAX.

✓ ARTICLE 15 - CONFIDENTIALITY

15.1.

DELPHARM agrees to consider as strictly confidential, and not to disclose to any third parties and only to use for the execution of this Agreement, any information of any kind received from ABIVAX or developed by DELPHARM for the purposes of the Production of the Product, in any form whatsoever and concerning both the Product and, more generally, the execution of this Agreement.

This provision applies for the duration of the Agreement and for [***] after its expiry or termination.

15.2.

DELPHARM agrees to only communicate confidential information received from ABIVAX to its staff members to whom the communication of the said Information is useful and necessary for the execution of this Agreement, and on the condition that these members are informed of the confidential nature of the information and are bound by confidentiality obligations as set out by this Article 15. This information will be communicated under the sole responsibility of DELPHARM.

15.3.	Certain information will not be considered as confidential under the terms of this Agreement in the event that DELPHARM can prove the following:

15.3.1.	that the said information would already be in the possession of DELPHARM on the date of signing this Agreement (and unless it is already covered by a confidentiality agreement),

15.3.2.	that it would be in the public domain or would subsequently fall into the public domain, without any disclosure due to DELPHARM,

15.3.3.

that, after the signing of this Agreement, it would have been published or communicated to DELPHARM legally by a third party in good faith, with DELPHARM not receiving it directly or indirectly from ABIVAX,

15.3.4.	that it is the result of internal developments carried out in good faith by members of DELPHARM’s staff not having access to any confidential information received from ABIVAX.

15.4.

DELPHARM is authorised to disclose confidential Information if it is required to do so by a decision of a governmental or legal authority, provided that it informs ABIVAX beforehand and insists on the confidential processing of the said information, insofar as this is materially possible.

✓ ARTICLE 16 - DURATION

This Agreement is concluded for a period of [***] from the date of the signing of the Agreement (“Effective Date”).

After this date, it will be tacitly renewed for successive periods of [***].

The Party wishing to terminate it, either at the end of the minimum period mentioned above, or at the end of any of the annual tacit renewal periods, must notify this to the elected domicile of the other Party by registered letter with acknowledgement of receipt, or hand delivery in exchange for a receipt, subject to compliance with a minimum notice period [***].

The Agreement may also be terminated in accordance with the provisions of Article 20.

[***].

✓ [***]

[***].

✓ ARTICLE 18 - FORCE MAJEURE

In the event of force majeure resulting in partial or total Production incapacity likely to cause a supply disruption, this Agreement will be suspended for the period during which its execution is impossible.

The Party that is victim of a force majeure event will inform the other Party as soon as this is practically possible.

As soon as the preventive effect ceases, the obligations of this Agreement resume for the remaining period (without the occurrence of force majeure and the suspension of the Agreement having the effect of prolonging its duration).

The Parties agree to find solutions to remedy the effects of the force majeure.

If, notwithstanding these efforts, the suspension lasts so long so as to risk seriously compromising the interests of either Party, and if no alternative solution has been found, ABIVAX may then terminate this Agreement [***] after the first day the prevention occurs.

✓ ARTICLE 19 - CIRCULATION OF THE AGREEMENT

[***].

The beneficiary of the transfer will assume and will be bound by the provisions of this Agreement. In the event of termination of the Agreement, as stated in the first paragraph, the original holder of the Agreement will remain solely responsible for its execution with regard to the other Party, until the expiry of the notice.

18.1.

In addition, DELPHARM is only authorised to subcontract to a third party all or part of the tasks entrusted to it provided that ABIVAX has been able to check the compliance of this third party with the requirements set out in this Agreement, and the rules arising from the GMPs and pharmaceutical regulations. In any case, DELPHARM will remain solely responsible for the execution of this Agreement towards ABIVAX. [***].

✓ ARTICLE 20 – EARLY TERMINATION

20.1

In the event of a serious breach or a serious non-execution, attributable to one or the other Party, of any of the obligations imposed on it by this Agreement, the said Agreement may be legally terminated by the Party that is the victim of the non- execution, [***] after a simple formal notice to pay or execute made to the defaulting Party by means of a registered letter with acknowledgement of receipt which remained unsuccessful, without any need to carry out legal or other formalities and without prejudice to any damages.

20.2	The formal notice does not exempt the defaulting Party from fulfilling its contractual obligations until the date on which the termination takes effect.

20.3	[***].

20.4	[***].

20.5	[***].

✓ ARTICLE 21 – RECOVERY OF MATERIALS AND STOCKS - EQUIPMENT

[***].

In addition, in consideration of the handling by ABIVAX of the equipment and tools as described in the Proposal [***].

✓ ARTICLE 22 - ELECTION OF DOMICILE

22.1.	For the execution of this Agreement, each of the Parties elects domicile at their respective head office.

If the latter address, as mentioned at the start of this document, changes, the Party subject to the change must notify the other immediately.

22.2.

Any notification issues in the context of this Agreement must be sent in the form of a registered letter with acknowledgement of receipt, or hand delivered in exchange for a receipt, to the Party’s registered office for the attention of their Chairman.

The notification will be deemed effective on the date on which the registered letter with acknowledgement of receipt was presented by the postal service or the date of the receipt if the letter was delivered by hand.

✓ ARTICLE 23 – PARTIAL NULLITY

The nullity of one of the provisions of this Agreement is not likely to lead to the nullity of the Agreement itself unless the invalid provision is of such significance that it can be reasonably considered that one of the Parties would not have concluded this Agreement in the absence of the invalid clause.

✓ ARTICLE 24 – ATTACHED DOCUMENTS

The documents attached to this Agreement are deemed to be an integral part thereof thus forming an indivisible whole.

In case of contradiction between this Agreement and its annexes, the provisions of this Agreement shall prevail.

✓ Article 25 - MODIFICATIONS

Any modification of addendum to this Agreement or the Quality Agreement will only be binding for the Parties after having been the subject of a written agreement signed by the Parties.

✓ ARTICLE 26 – APPLICABLE LAW – COMPETENT COURT

This Agreement is subject to French law.

The Parties will make every effort to resolve any dispute arising from this Agreement amicably.

Failing an amicable agreement, the Commercial Court of Paris shall be exclusively competent.

Prepared in two copies.

In Paris

/s/ Hartmut Ehrlich	/s/ Sébastien Aguettant
24/11/2016
_ABIVAX
[_____]	DELPHARM [***]
Represented by Represented by
Mr Hartmut Ehrlich	Mr Sébastien Aguettant

[STAMP] Prof. Hartmut Ehrlich, M.D Chief Executive Officer (CEO) ABIVAX

ANNEXE 1

Product (*)

•	[***]

•	Pharmaceutical finished product:

•	[***]

ANNEX 2

PRICE and SCHEDULE

[***]

ANNEXE 3

QUALITY TECHNICAL AGREEMENT